Exhibit 10.1

EXECUTION COPY

THIS AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”) is made as of May 14, 2014 (the “Restatement Effective Date”) by and among SunGard AR Financing LLC (the “Company”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), General Electric Capital Corporation (“GE Capital”), the Sellers party hereto (the “Sellers”) and SunGard Data Systems Inc. (the “Parent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Restated Credit Agreement (as defined below).

WHEREAS, the Company, the Lenders party hereto and GE Capital have agreed to amend and restate the Second Amended and Restated Credit and Security Agreement dated as of December 19, 2012, by and among the Company, the lenders party thereto and GE Capital, as swing line lender and as administrative agent for the lenders (as further amended prior to, and as in effect on, the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Sellers, the Company and the Parent have agreed to amend and restate the Receivables Sale Agreement dated as of March 27, 2009, by and among the sellers party thereto from time to time, the Company and the Parent, as seller agent (as amended or otherwise modified prior to the date hereof, the “Existing RSA”); and

WHEREAS, the Company and the Parent have agreed to amend and restate the Servicing Agreement dated as of March 27, 2009, by and between the Company and the Parent, as servicer (as amended or otherwise modified prior to the date hereof, the “Existing Servicing Agreement” and together with the Existing Credit Agreement and the Existing RSA, the “Existing Agreements”);

WHEREAS, the parties hereto have agreed to such amendment and restatement of the Existing Agreements on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Agreement.

1. Amendment and Restatement of the Existing Agreements. (a) Effective on the Restatement Effective Date, each of the parties to the Existing Credit Agreement agree that the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto (the “Restated Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement (including all exhibits and schedules thereto), shall, unless the context otherwise requires, refer to the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Transaction Documents (including all exhibits and schedules thereto), shall mean the Restated Credit Agreement. All “Advances” as defined in, and in effect under, the Existing Credit Agreement on the Restatement Effective Date shall continue in effect under the Restated Credit Agreement, and on and after the Restatement Effective Date the terms of the Restated Credit Agreement will govern the rights and obligations of the Company, the Lenders and GE Capital with respect thereto. The amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Company accrued or otherwise owing under the Existing Credit Agreement that have not been paid, it being understood that such obligations will constitute obligations under the Restated Credit Agreement.

(b) Effective on the Restatement Effective Date, each of the parties to the Existing RSA agree that the Existing RSA is hereby amended and restated in its entirety to read as set forth in Exhibit B hereto (the “Restated RSA”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated RSA (including all exhibits and schedules thereto), shall, unless the context otherwise requires, refer to the Restated RSA, and the term “Receivables Sale Agreement”, as used in the other Transaction Documents (including all exhibits and schedules thereto), shall mean the Restated RSA. The amendment and restatement of the Existing RSA as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Company accrued or otherwise owing under the Existing RSA that have not been paid, it being understood that such obligations will constitute obligations under the Restated RSA.

(c) Effective on the Restatement Effective Date, each of the parties to the Existing Servicing Agreement agree that the Existing Servicing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit C hereto (the “Restated Servicing Agreement” and together with the Restated Credit Agreement and the Restated RSA, the “Restated Agreements”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Servicing Agreement (including all exhibits and schedules thereto), shall, unless the context otherwise requires, refer to the Restated Servicing Agreement, and the term “Servicing Agreement”, as used in the other Transaction Documents (including all exhibits and schedules thereto), shall mean the Restated Servicing Agreement. The amendment and restatement of the Existing Servicing Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Company accrued or otherwise owing under the Existing Servicing Agreement that have not been paid, it being understood that such obligations will constitute obligations under the Restated Servicing Agreement.

2. Conditions of Effectiveness. The effectiveness of the amendment and restatement of the Existing Agreements pursuant to Section 1 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

(a) GE Capital (or its counsel) shall have received from the Company, the Lenders, GE Capital, the Sellers and the Parent either a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to GE Capital (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Lenders and GE Capital shall have received such documents, instruments, agreements and legal opinions as each Lender and GE Capital shall request in connection with the transactions contemplated by this Agreement, each in form and substance satisfactory to each Lender and GE Capital.

(c) The Lenders and GE Capital shall have received satisfactory evidence that the Company, the Servicer and the Sellers have obtained all required consents and approvals of all Persons, including all Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby or thereby.

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(d) The Company, the Sellers and the Servicer shall be in compliance with all applicable foreign, federal, state and local laws and regulations, including, without limitation, those specifically referenced in Section 5.01(a) of the Restated Credit Agreement, except to the extent noncompliance could not reasonably be expected to have a Material Adverse Effect.

(e) The Company and the Parent, as applicable, shall have paid all fees required to be paid by such Person on the Restatement Effective Date, including all fees required hereunder, under the Fee Letter and any other letter agreements executed in connection herewith, and the Company shall have reimbursed GE Capital for all reasonable fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including GE Capital’s legal and audit expenses, and other document preparation costs.

(f) The Company shall have paid (x) to each Lender, all interest accrued on all outstanding “Advances” under (and as defined in) the Existing Credit Agreement held by such Lender and all “Fees” payable to such Lender under (and as defined in) the Existing Credit Agreement and (y) to each applicable Lender, if any, all amounts required to be paid to such Lender under Section 2.01(a)(i) of the Restated Credit Agreement.

(g) No Incipient Termination Event or Termination Event under the Restated Credit Agreement or any “Event of Default” or “Default” (each as defined in the Senior Credit Agreement) shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the Restatement Effective Date.

(h) Each representation and warranty of the Company, the Servicer or any Seller contained herein or in any of the other Transaction Documents shall be true and correct in all material respect as of the Restatement Effective Date, both before and after giving effect to any Advances to be made on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement or the Restated Credit Agreement (it being understood that the materiality threshold referenced above shall not be applicable with respect to any clause of any representation or warranty which itself contains a materiality qualification).

3. Representations and Warranties of the Company, the Sellers and the Parent. Each of the Company, the Sellers and the Parent hereby represents and warrants as follows:

(a) This Agreement and each Restated Agreement to which the Company, any Seller or the Parent is a party constitute legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Agreement, (i) no Incipient Termination Event or Termination Event under the Restated Credit Agreement has occurred and is continuing and (ii) the representations and warranties of such party set forth in Article IV of the Restated Credit Agreement, Article IV of the Restated RSA or Article III of the Restated Servicing Agreement, as applicable, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

4. Consent and Reaffirmation of the Sellers and the Parent. In connection with the execution and delivery of this Agreement, each of the undersigned Sellers and the Parent, as debtor,

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grantor, pledgor, guarantor, or in any other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, in each case under the Transaction Documents heretofore executed and delivered in connection with or pursuant to the Existing Credit Agreement (as amended, supplemented or otherwise modified prior to the date of this Agreement, all such agreements being collectively referred to hereinafter as the “Prior Agreements”), (i) hereby consents to this Agreement and the transactions contemplated hereby, (ii) hereby ratifies and reaffirms all of its remaining payment and performance obligations, contingent or otherwise, if any, under each of such Transaction Documents (as amended, restated, supplemented or otherwise modified by this Agreement, as the case may be) to which it is a party, (iii) to the extent such party granted liens on or security interests in any of its properties pursuant to any such Transaction Documents, hereby ratifies and reaffirms such grant of security and confirms that such liens and security interests continue to secure the Borrower Obligations, including, without limitation, all additional Borrower Obligations resulting from or incurred pursuant to this Agreement and the Restated Credit Agreement, consistent with the provisions of Section 1(a) above and Section 5 below and (iv) to the extent such party guaranteed or was an accommodation party with respect to the Borrower Obligations or any portion thereof, hereby ratifies and reaffirms such guaranties or accommodation liabilities.

5. No Novation. This Agreement shall not extinguish the Advances or other obligations outstanding under the Existing Credit Agreement. This Agreement shall be a Transaction Document for all purposes.

6. Governing Law; Jurisdiction. This Agreement and obligations arising hereunder shall in all respects, including matters of construction, validity, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determination with respect to post-judgment interest) be governed by, and construed and enforced in accordance with, the laws of the State of New York (including Section 5-1401 of the General Obligations Law).

7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

8. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

SUNGARD AR FINANCING LLC, as the Company

By	/s/ Henry M. Miller, Jr.

	Name:	Henry M. Miller, Jr.
	Title:	Vice President

Signature Page to Amendment and Restatement Agreement

SunGard AR Financing LLC

AUTOMATED SECURITIES CLEARANCE LLC
SUNGARD AMBIT LLC
INTEGRITY TREASURY SOLUTIONS INC.
SUNGARD CONSULTING SERVICES LLC
SUNGARD FINANCIAL SYSTEMS LLC
SUNGARD PUBLIC SECTOR INC.
SUNGARD REFERENCE DATA SOLUTIONS LLC
SUNGARD SECURITIES FINANCE LLC
SUNGARD SHAREHOLDER SYSTEMS LLC
SUNGARD AVANTGARD LLC
SUNGARD BUSINESS SYSTEMS LLC
SUNGARD COMPUTER SERVICES LLC
SUNGARD IWORKS LLC
SUNGARD INVESTMENT SYSTEMS LLC
SUNGARD SYSTEMS INTERNATIONAL INC.
SUNGARD WORKFLOW SOLUTIONS LLC
SUNGARD ENERGY SYSTEMS INC.
SUNGARD EPROCESS INTELLIGENCE LLC
SUNGARD KIODEX LLC
SUNGARD VPM, INC., each as a Seller

By:	/s/ Henry M. Miller, Jr.
Name:	Henry M. Miller, Jr.
Title:	Vice President

Signature Page to Amendment and Restatement Agreement

SunGard AR Financing LLC

CIT BANK, a Utah State Chartered Bank, as a Lender

By:	/s/ Renee M. Singer
	Name:	Renee M. Singer
	Title:	Managing Director

Signature Page to Amendment and Restatement Agreement

SunGard AR Financing LLC

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

Signature Page to Amendment and Restatement Agreement

SunGard AR Financing LLC

GENERAL ELECTRIC CAPITAL CORPORATION, individually as a Lender, as Administrative Agent and as Swing Line Lender

By:	/s/ Thomas Morante
	Name:	Thomas Morante
	Title:	Duly Authorized Signatory

Signature Page to Amendment and Restatement Agreement

SunGard AR Financing LLC

SUNGARD DATA SYSTEMS INC., as Seller Agent, as Servicer and as Parent

By:	/s/ Christopher P. Breakiron
	Name:	Christopher P. Breakiron
	Title:	Vice President

Signature Page to Amendment and Restatement Agreement

SunGard AR Financing LLC

Exhibit A

Third Amended and Restated Credit and Security Agreement

(Please see Exhibit 10.2 to Current Report on Form 8-K filed May 19, 2014)

Exhibit B

Restated RSA

(Please see Exhibit 10.3 to Current Report on Form 8-K filed May 19, 2014)

Exhibit C

Restated Servicing Agreement